Exhibit 10.1

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DEVELOPMENT AND PUBLISHING AGREEMENT

Soul and Vibe Publishing, Inc., a Nevada Corporation and subsidiary of Soul and Vibe Interactive Inc. located at 1660 South Hwy 100, Suite 500, St. Louis Park, MN. 55416 ("Publisher") and Black Lantern Holdings, Inc., a Delaware company located at 734 West Port Plaza, Ste. 271, St Louis MO 63146 ("Developer") with respect to a line of “John Deere electronic storybook” mobile apps (“Property”) for Apple iOS, Android, and Amazon with Windows mobile platforms to be an additional consideration in a separate agreement (the Platform/Platforms). Collectively, Publisher and Developer are also referred to as, “The Parties” throughout this Agreement. All capitalized terms not otherwise defined in the text of this Agreement are defined in definitions schedule attached hereto as Schedule A.

WHEREAS Publisher is engaged in the business of developing, producing, publishing manufacturing, promoting, distributing and selling video games and entertainment software products.

WHEREAS, Developer is a developer of interactive video games and related products.

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and obligations contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1.	DEVELOPMENT TERMS AND CONDITIONS:

(a) Development. Except as expressly set forth in this Agreement, Developer shall perform all work, including providing all programming, bug correction, equipment (except Loaned Equipment listed in the Key Terms, if any), music, sounds, graphics, artwork, technology, software, property, licenses, content and other materials, assets and services, necessary to: (i) deliver each Deliverable (and including the Gold Master(s) of all Localizations) and complete each Deliverable to the reasonable satisfaction of Soul and Vibe Publishing, Inc.; and (ii) perform such additional work specified in this Agreement; all in strict accordance with all Specifications, the Schedule and the representations, warranties and covenants set forth in this Agreement. The work shall be performed in a prompt, professional, diligent and courteous manner using the highest degree of skill and the best practices, methods and techniques in the industry.

(b) Intellectual Property Ownership. The parties acknowledge and agree that the copyright and all other rights to the finished Product (and all Derivative Works related to any of the foregoing), including without limitation, the right to publish, manufacture, market, promote, publicize, sublicense, distribute, and sell the Products throughout the Territories through any and all means of standard retail and/or end user on-line distribution, are now and shall remain owned exclusively by Publisher. However, both parties acknowledge and agree that certain engine technologies shall remain property of the Developer.

(c) Open Source Code. Developer’s rights set forth in this Agreement are conditioned upon, and Developer hereby represents, warrants and covenants that it will (a) not incorporate Identified Open Source Software into or combine Identified Open Source Software with the Product; and (b) not use Identified Open Source Software in the development of the Product. “Identified Open Source Software” means any software that requires as a condition of use, modification and/or distribution of such software that other software incorporated into, derived from, combined with, or distributed with such software be (a) disclosed or distributed in source code form; (b) be licensed for the purpose of making derivative works; or (c) be redistributable at no charge.

(d) Copyrights. Publisher shall include the following acknowledgment in the credit screen, splash screen, documentation, advertisements, distribution media, and external packaging of the Product:

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DEVELOPMENT AND PUBLISHING AGREEMENT

© Copyright 2015 Soul and Vibe Publishing, Inc. Soul and Vibe Publishing, Inc. is a subsidiary of Soul and Vibe Interactive Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.

Publisher and Developer acknowledge that the Product may also contain copyright notices of other licensors or owners of copyrighted or copyrightable works included in the Product.

(e) Technology. For purposes of Section 1(b) above, the parties acknowledge and agree that Developer shall retain all of its ownership in the pre-existing Development Kit and improvements thereto, provided that Developer hereby grants to Publisher a single-title, non-exclusive, perpetual, worldwide right and license (including the right to sublicense) to the Development Kit in the Product, as it relates to the Product in Schedule A of this agreement and for Sequels and/or for Port Rights (and/or Derivative Works of the foregoing) that have been developed by Developer in accordance with the provisions of this Agreement.

(f) Localization. Any/all localization assets associated with text and voice-over shall be provided by the Publisher at its own expense. Costs incurred by Publisher in connection with the foregoing shall be considered part of the recoupable development expenses pursuant to Section 4 below.

2.	DEVELOPMENT, TESTING AND ACCEPTANCE PROCEDURES

(a) Development Schedule.

(i) Developer shall develop the Product for the Platform(s) in accordance with (A) the design specifications and development schedule set forth on Schedule B the (“Development Schedule”) and made a part of this Agreement (B) the terms and conditions of this Agreement.

(ii) The Development Schedule may be modified from time to time by mutual written agreement of the Parties.

(iii) If so requested by Publisher, Developer shall provide Publisher with Developer’s engineering schedule, art tasks lists and Publisher dependencies, along with a written monthly report summarizing the status of Product development, which shall include a rolling forecast of the dates upon which the remaining milestones will be met by Developer.

(iv) At any reasonable time, upon Publisher’s request, Developer shall provide to Publisher demonstration materials for the Product.

(b) Key Personnel; Other Parties.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(i) Developer agrees that it shall be responsible for the development of the Product. Developer agrees that during the development of the Product, each of the Key Personnel will work on the Product as needed to meet the development schedule set forth on Schedule B the (“Development Schedule”), until approval of the Product for manufacture by Platform contemplated under this Agreement.

(ii) Developer shall execute written agreements with all persons or entities that develop the Product (or any and all Intellectual Property incorporated in or used for development and/or design of the Product). Each such written agreement shall contain (i) a “work made for hire” provision, (ii) written, signed assignments from each person or entity of all Intellectual Property rights embodied in or pertaining to the Product (or any and all Intellectual Property incorporated in or used for development and/or design of the Product), free and clear of any and all rights and claims by that person or entity or any third party, (iii) waivers from each such person or entity of any right to assert any moral rights with respect to the Product (or any and all Intellectual Property incorporated in or used for development and/or design of the Product) and (iv) written, irrevocable worldwide clearances for any voice or acting talent (including, but not limited to, name, voice, and likeness) that is used in any Product (or any and all Intellectual Property incorporated in or used for development and/or design of the Product).

(c) Bug Testing; Correction of Bugs.

(i) Developer, at its sole cost and expense, shall conduct reasonable Bug testing and game play testing of each version of the Product prior to such version being delivered to Publisher, and provide to Publisher, with delivery of each such version of the Product, a written report of any bugs, issues or problems with the game play found during testing and features known to be missing or inoperable from such version.

Publisher, at its sole cost and expense, shall also conduct other bug testing and game play testing and shall test each version of the Product delivered to it by Developer for Milestone compliance, compatibility evaluation, issues and bugs. Publisher shall submit candidates of the Product to the applicable Platform manufacturer(s), but Developer shall cause the submission candidates to be APPLE, GOOGLE, AND AMAZON compliant with such applicable Platform manufacturer(s), and the requirements for such compliance shall be provided to Developer, when applicable.

(ii) Until the gold master has been approved by the Publisher AND any applicable Platform manufacturer(s), Developer shall correct any issues and bugs affecting game play and/or other deficiencies identified by the testing of the Product and shall conduct any other reasonable rectification requested by or on behalf of Publisher, and promptly provide Publisher with the de-bugged, rectified version of the Product. Within a period of 90 days after launch, developer will fix issues at its own cost if they are present on a platform supported at the time of launch, which are discovered to be sole fault of the developer. For those that are not on supported platforms, or are not material defects, or are found outside of that timeframe, developer will address those at publishers request at an hourly rate of $110, which would be a recoupable expense. Publisher shall provide technical support for the Product(s) as required. Developer shall provide links to Publisher’s web site for registration and technical support help where required.

(d) Approvals

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DEVELOPMENT AND PUBLISHING AGREEMENT

(i) Publisher shall have final approval rights over the design specifications and development schedule set forth in Schedule B the (“Development Schedule”) and made a part of this Agreement. Publisher shall not unreasonably delay the review and testing procedures set forth below.

(ii) After delivery to Publisher by Developer of the Unapproved Deliverables, Publisher will have ten (10) business days to examine and test such Unapproved Deliverable to determine in its sole discretion whether it conforms in all respects to the Acceptance Criteria. On or before the tenth business day after delivery, Publisher will either (x) notify Developer in writing of Publisher’s acceptance by delivery of the Acceptance Certificate attached hereto as Exhibit 2(d)(ii) (and no other communication, whether oral or written shall be deemed an acceptance, unless evidenced by such certificate), or (y) reject the Unapproved Deliverable based upon the Acceptance Criteria and, in case of any rejection, will provide Developer with a reasonably detailed list of deficiencies in the Unapproved Deliverable sufficient to assist Developer in correcting the deficiencies.

(iii) In the event Publisher fails to provide Developer with such written notification within ten (10) business days of the date of delivery of an Unapproved Deliverable, Developer shall notify (pursuant to Section 17(b)) Publisher’s Chief Executive Officer, and its primary Publisher contact person that the time for acceptance has expired and it has not received notice of acceptance or rejection within the ten (10) business day period specified in this Agreement. Publisher shall have an additional ten (10) business days from receipt of such written notification to provide Developer with a reasonably detailed list of deficiencies in the Unapproved Deliverable. If Publisher fails to provide Developer with such written notice of deficiencies, Publisher shall be considered to have accepted the Milestone by default and all monies owed Developer as a result of the accepted Milestone, specified in Schedule B, shall immediately become due.

(iv) In the event of a rejection, Developer will use its best efforts to correct the deficiencies (including, without limitation, any material bugs, issues and deficiencies that affect game play and/or compatibility) and will resubmit such Unapproved Deliverable, as corrected, as soon as reasonably practicable following Publisher’s rejection, but no later than thirty (30) days after such rejection, or the date specified in such rejection notice. After resubmission of the Unapproved Deliverables, Publisher will (x) issue an Acceptance Certificate or (y) reject the corrected Unapproved Deliverables based upon the Acceptance Criteria and within the time periods set forth in Section 2(d)(ii) above. Developer shall at all times use its commercially reasonable efforts to mitigate any delays by completing tasks that are not dependent on Publisher’s approval of any deliverable. This procedure will continue until Publisher either (x) issues an Acceptance Certificate or (y) elects to terminate this Agreement for material breach after the Cure Period (as defined herein) pursuant to Section 12. In the event of termination, Publisher shall have the rights granted in Section 12(c).

(v) The Developer acknowledges that all Unapproved Deliverables, deliverables as approved by Publisher, Marketing Materials, and the final Gold Master of the Product (collectively and individually, “Third-Party Approval Deliverables”) are subject to the ultimate approval of Publisher.

(e) Translations. Developer shall initially develop the Product in English. Publisher shall, at its cost and expense, obtain the necessary foreign translation text(s) for the Product and provide such text(s) to Developer for incorporation into the Product as soon as practicable after Publisher receives the English language text. Developer shall provide up to seven single byte translations, or if requested by Publisher double byte code translations for the Product, and incorporate such single or double byte translations into the Product. Developer shall be able to request reimbursement of their actual cost in incorporating these translations.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(f) Producer. Publisher shall oversee the development of the Product with a designated producer. Developer shall take direction where appropriate from such producer to assure the Product's successful development, quality and release. However, both parties agree that as an independent contractor, Developer shall exclusively control the manner and means of the development of the Product, subject to the terms of this Agreement.

(g) Demo. Intentionally Omitted.

(h) Voiceovers. Publisher shall provide and implement at its own cost and expense, voiceover for the Product. Developer and Publisher shall agree to the amount of voiceover to be included in the Product. Costs incurred by Publisher in connection with the foregoing shall be considered part of the recoupable development expenses pursuant to Section 4 below.

(i) Sequels. In the event Publisher desires to create a Sequel or Additional work to the Product (that Publisher does not develop internally and instead intends to use and contract a third party for development), Publisher will give Developer written notice of its intent to do so. Developer shall have the option, exercisable within thirty (30) days of receipt of such notice from Publisher, to agree to develop the Sequel upon terms and conditions mutually agreed to by Publisher and Developer.

(j) Additional Platforms. In the event Publisher desires to develop the Product on Platform(s) other than those identified in Schedule B, or have a (“Platform Conversion”) (that Publisher does not develop internally and instead intends to use and contract a third party for development), Publisher will give Developer written notice of its intent to do so. Developer shall have the option, exercisable within thirty (30) days of receipt of such notice from Publisher, to agree to develop any Console or Handheld Conversion upon terms and conditions mutually agreed to by Publisher and Developer; provided, however, that Publisher and Developer hereby agree that Publisher shall pay Developer for any Console or Handheld Conversion an amount agreed to by both parties per additional platform, which payment shall be deemed an additional advance by Publisher hereunder and shall be recoupable from and against all royalties payable hereunder and otherwise in accordance with the terms hereof.

3.	DELIVERABLES; TIMING

(a) Deliverables Timing. Developer shall use its best efforts to deliver to or at Publisher’s direction all deliverables pursuant to the Development Schedule and finalize the Product pursuant to the Milestones identified in the Development Schedule. Developer acknowledges that completion and submission of each Milestone in accordance with the Development Schedule is critical to the commercial viability of the Product and failure to make submissions pursuant to such schedule on or before the relevant due dates shall be deemed a material breach of this Agreement pursuant to Section 12(b) and cause Publisher to have the rights granted in Section 12(c) hereof.

(b) Gold Master Timing. Pursuant to the Development Schedule, Developer shall deliver to Publisher four (4) copies of the fully functional gold master for the Product (in executable object code form) on the Platform(s) in an electronic format from which Publisher can create copies of the Product provided, that if Platform manufacturer(s) for submission of a final product require additional copies or copies of the Product in certain other formats, Developer shall deliver to Publisher such other additional copies or formats of the final product as reasonably requested in order for Publisher to submit such final Product to the Platform manufacturer(s). Developer shall use its best efforts to cooperate with Publisher in submission of the final Product to the Platform manufacturer(s). Time is of the essence with respect to development and delivery of the Gold Master in accordance with the Development Schedule. In the event that Developer fails to deliver the Gold Master for the Product as required in this Section 3(b) by the delivery date specified in the Development Schedule unless such delivery date is extended by mutual agreement of Publisher and Developer, Developer shall be deemed to be in material breach of this Agreement pursuant to Section 12 and Publisher shall have the rights granted in Section 12(c) hereof. For the avoidance of doubt, the Cure Period shall not apply to any termination by Publisher pursuant to this Section 3(b).

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DEVELOPMENT AND PUBLISHING AGREEMENT

(c) Site Visits. Publisher shall have the right, from time to time, upon reasonable notice (for purposes hereof, reasonable notice shall be deemed to be two (2) business days) to visit Developer’s premises for purposes of evaluating the Product. Publisher may be accompanied by or may designate a third party for purposes of performing such evaluation. Any such third party must agree to sign a confidentiality agreement in form and substance satisfactory to Developer.

4.	ADVANCE

(a) Publisher shall pay a fully recoupable Advance in the aggregate amount of $XXX (XXX) to Developer on the dates specified in the Development Schedule (the “Advance”). It is understood and acknowledged by the Parties that additional Publisher recoupable expenses such as Voice Over asset creation and/or localized text and Voice Over asset creation may be additions to the aforementioned recoupable Advance, as well as any/all expenses incurred by Publisher to resolve any/all product defects as per Section 2(c)(ii) of this Agreement. Any payment made by Publisher to Developer in accordance with the Development Schedule shall be due and payable within fifteen (15) business days of each deliverable pursuant to Sections 2 and 3 of this Agreement and the Development Schedule. No additional royalties shall be payable to Developer until Publisher has recouped all advances; with the understanding that each of the four (4) products defined by this Agreement will not be cross-collateralized and shall recoup individually in regards to recoupment status. Publisher shall make all such payments via wire transfer to the following account:

Bank Name:	EMPIRE BANK
Bank Address:	1800 S Glenstone
Springfield, MO 65804

Bank phone: (877) 331-2997
Account Name:	Black Lantern Holdings, Inc.
Account Number:	XXX
ABA Routing Number:	XXX

(b) Publisher acknowledges that timely payment of Advance is critical to the successful development of Product and failure to make payment according to the payment schedule shall be deemed a material breach of this Agreement pursuant to Section 12(b) and cause Developer to have the rights granted in Section 12(c) thereof.

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DEVELOPMENT AND PUBLISHING AGREEMENT

5.	ROYALTIES

(a) Royalty Calculation. Upon commencement of distribution or earlier sale of the Product by or on behalf of Publisher, Publisher shall accrue a royalty for the account of Developer at a royalty rate equal to XXX% of Net Revenues actually received by Publisher as a direct result of the selling through of the Product units through any and all retail and sales channels throughout the world (the “Royalty”). In the event the wholesale price for a unit is below Publisher’s Cost of Goods Sold plus one dollar, the Royalty to Developer will be zero percent (0%).

Both Parties understand and acknowledge that this Agreement initially pertains to the development and publishing of four (4) digitally distributed products. Should Publisher distribute any of these products through physical product sales channels, such as via retail merchants, the Parties shall amend this Section 5 of this Agreement to include a definition of Royalty that pertains to sales of the Property through physical product sales channels, as well as a restatement of the COGS definition, if applicable.

(b) Net Revenues. “Net Revenues” shall be defined as follows: payments for all Product units that are actually received in cash by Publisher less the Cost of Goods Sold.

(c) Royalty Reduction. Publisher shall be entitled to reduce the Royalty specified in this Section 5 by XXX% for each seven (7) day period that the gold master is delivered beyond the date specified for delivery of the gold master on the Development Schedule, without giving effect to any cure periods; provided, that such delay is solely due to the fault of the Developer.

(d) Cost of Goods Sold. For purposes of this Agreement, “Cost of Goods Sold” means the aggregate costs of the following for the applicable Product units:

(i)	Direct manufacturing costs;
(ii)	Freight and similar third party handling charges paid or payable by Publisher;
(iii)	Applicable duties, value-added taxes and other similar taxes; and
(iv)	Manufacturing and/or license fees due and actually paid to Platform manufacturer(s).

(e) Promotional Items; Demo Units. Publisher shall be entitled to distribute or have distributed no more than two thousand (2000) Product units for each Platform and Sequel, if any, on a promotional basis at no charge. Developer shall be entitled to 100 units per title or platform at no charge.

(f) Bundling Rights Royalty. In the event the Product is being distributed as part of a package with any other interactive video game(s) game bundle, then for purposes of determining Net Receipts allocated to the Product from such video game bundle, Publisher shall divide the aggregate Net Receipts derived from the video game bundle by the number of games bundled and allocate such proportionate amount to the Product. For purposes of clarification, Developer shall earn its Royalty based on such proportionate amount allocated to the Product and not on the total Net Receipts earned from the bundle. In the event any bundle includes hardware, accessories and/or merchandise such as clothing, toys, book products, etc., then for purposes of this Agreement and for determining Net Receipts, such items of hardware, accessories and/or merchandise shall be included in Cost of Goods Sold at Publisher’s actual cost therefore, and such amount shall be deducted from Net Receipts.

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DEVELOPMENT AND PUBLISHING AGREEMENT

6.	ROYALTY PAYMENTS.

(a) Payments Procedure. Royalty earned hereunder will be accrued quarterly and paid in United States dollars within forty-five (45) days following the last day of the calendar quarter in which the applicable Net Receipts are received by the applicable entity. Such accrual shall be in accordance with Publisher’s regular accounting practices. Payment shall occur by wire transfer pursuant to the instructions set forth in Schedule 6(a), or by check or electronic transfer to an account designated by Developer. Sales in currencies other than United States dollars will be converted to United States dollars based on the rate published in the Wall Street Journal on the last day of the fiscal quarter in which the sales occurred less any fees for currency exchange incurred by the Publisher to the extent applicable to the Royalty payments. Royalty payments shall be less whatever taxes the laws of the applicable jurisdiction (as modified by treaty) require be withheld in connection with such royalties and subject to applicable local currency remittance laws or foreign exchange remittance regulations. Publisher will provide the original receipt documenting deposit of such withheld income tax to Developer. Publisher shall have the right to establish reserves for returns and defective products in accordance with Publisher's business practices (not to exceed fifteen percent (15%) of wholesale price). All unused reserves shall be liquidated six months following the fiscal quarter that the reserve was taken.

(b) Statements. Each Royalty payment hereunder shall be accompanied by a statement in United States dollars, in accordance with Publisher's regular accounting practices, Number of units sold in, Net Revenues resulting from such sales, Cost of Goods Sold, and a listing of all deductions and offsets from royalties, whether recouped or otherwise. Each statement shall become binding on Developer and Developer shall not have or make any claim against Publisher with respect to such statement, unless Developer shall advise Publisher in writing of the specific basis of such claim within six (6) months after the date that Publisher renders such statement.

(c) Audit Rights. Publisher agrees that Developer may, not more than once during any calendar year, audit its books and records for the purpose of determining the accuracy of Publisher's statements. Such audit rights may be exercised while the Product is being commercially exploited and for six (6) months thereafter. If Developer wishes to perform any such audit, it will be required to notify Publisher in writing at least thirty (30) business days before the date it plans to begin it. Publisher shall have the right to postpone such audit for reasonable concerns. All audits shall be made during regular business hours, and shall be conducted on Developer¹s behalf by a certified independent public accountant. Developer shall not be entitled to examine any records that do not specifically report sales of the Product. Each examination shall be made at Developer’s sole cost and expense at Publisher's regular place of business in the United States where the books and records are maintained. If Developer establishes as a result of an audit conducted by Developer that there is an underpayment in the royalty payments due to Developer of twenty-five (XXX%) or more for the period covered by the audit, then Publisher shall pay to Developer, upon settlement of the audit, Developer’s accountable auditor’s fees actually received together with the underpayment. If Developer commences suit on any controversy or claim concerning royalty accountings rendered to Developer under this Agreement, the scope of the proceeding will be limited to determination of the amount of the royalties due for the accounting periods concerned. Developer’s recovery of any such royalties will be the sole remedy available to Developer by reason of any claim related to Publisher’s royalty accountings.

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DEVELOPMENT AND PUBLISHING AGREEMENT

7.	DISTRIBUTION AND MARKETING

(a) Publisher shall use its commercially reasonable efforts to sell and distribute the Product, subject to the terms of this Agreement, within six (6) months following the completion of the Gold Master.

(b) Publisher shall determine, in its sole and absolute discretion, the manner and method of marketing and distributing the Product, including, but not limited to, marketing expenditures, advertising and promotion, packaging (including all user manuals and other consumer documentation to be packaged and shipped with each unit of the Product), channels of distribution and the wholesale price of the Product. Publisher makes no guarantee of success regarding its efforts under this Agreement and makes no commitment whatsoever with respect to revenue to be achieved or royalties to be earned from the Product(s). If requested by Publisher, Developer agrees to cooperate with Publisher in preparing the foregoing materials and Developer shall make available to Publisher all text, graphics, artwork, designs, music, banners, screens, characters, and other Intellectual Property that Publisher may reasonably request for use in connection with the such packaging, manuals and sales and marketing materials.

(c) Developer will be responsible for and has committed to delivering the following marketing materials for each of the four (4) products defined by this Agreement: App Icon, App Trailer (HD quality video), App Store Screenshots, App Store Description, as well as promotional art in quantities that are fair and reasonable. An example might include, but would not be limited to, the creation of 2-3 poster style graphics (per product) for purposes of cross-promoting the products as physical posters within John Deere dealerships (retail stores) and/or as a “pack-in” cross-promotional art piece within John Deere licensed brand toys and hobby-enthusiast products, and digital advertisement and promotional graphics in an array of screen resolutions befitting the requirements set forth by digital marketing channels such as Chartboost, Upside, etc.

8.	CREDITS

Developer shall receive credit for the Product in accordance with industry standards.

9.	CONFIDENTIAL INFORMATION

(a) Confidentiality Information. The parties to this Agreement recognize that, in connection with the performance of this Agreement, each of them may disclose to the other information about the disclosing party's business or activities that the disclosing party considers proprietary and confidential. All of such proprietary and confidential information of the disclosing party (which shall include, without limitation, all business, financial, technical and other Intellectual Property information of a party, identities of customers, clients or licensees, proprietary software code, progress of development and any other information whether oral or written which is not generally known or available to the public) is hereinafter referred to as "Confidential Information." For purposes of Developer, the definition of Confidential Information shall also include the terms and provisions of this Agreement. For purposes of this Agreement, Confidential Information does not include information that: (i) is or becomes publicly known through no act or failure to act on the part of the recipient; (ii) was rightfully in the recipient's possession prior to disclosure by the disclosing party; (iii) became rightfully known to the recipient, without confidential or proprietary restrictions, from a source other than the disclosing party; (iv) is approved by the disclosing party for disclosure without restriction, in a written document that is signed by a duly authorized officer of that party; or (v) is or was developed independently by the recipient without use of or reference to any of the Confidential Information and without violation of any confidentiality restriction. The party who receives any Confidential Information agrees to maintain the confidential status for such Confidential Information, not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party, and not to disclose any of such Confidential Information to any third party (except as provided in this Agreement). If the existence of this Agreement and such details regarding its subject matter are required to be disclosed pursuant to applicable United States Securities and Exchange Commission regulations, such information may be disclosed by a party in connection with such regulation; provided however, that prior to such disclosure, such party shall inform the other party of such disclosure. In the event that either party receives any request from any third party for any Confidential Information, or is directed to disclose any portion of any Confidential Information received from the other party in conjunction with a judicial or governmental proceeding or arbitration, the party requested or directed to make such disclosure shall immediately notify the other party both orally and in writing. Each party agrees to provide the other party with reasonable cooperation and assistance in obtaining a suitable protective order and in taking any other steps to preserve the confidentiality of such Confidential Information.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(b) Confidentiality Obligation. The party who receives any Confidential Information of the other agrees to maintain the confidential status for such Confidential Information, not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party or as authorized in this Agreement, and not to disclose any of such Confidential Information to any third party (except as provided in this Agreement) without the prior written consent of the disclosing party, and then only on a need to know basis. Each party receiving Confidential Information of the other shall use the same care to prevent disclosure of such information as such party uses with respect to its own confidential and proprietary information of like kind, but not less than reasonable care.

(c) Exception. The foregoing prohibitions on disclosure of Confidential Information shall not apply to the extent certain Confidential Information is required to be disclosed by the receiving party as a matter of federal, state or local law or by order of a court or other legal process, or in connection with a securities filing, provided that the receiving party uses reasonable efforts to provide the disclosing party with prior notice of such obligation to disclose and reasonably assists in obtaining a protective order therefore or in otherwise limiting such disclosure.

(d) Terms of this Agreement. Each party agrees to keep confidential and not to disclose the terms and conditions of this Agreement to any third party other than (i) in confidence to its affiliates, actual or potential investors, banks, lawyers, accountants and other professional advisors, and (ii) in connection with the enforcement of its rights under this Agreement, and (iii) as may be required by law, including, without limitation, in connection with the requirements of a public offering or securities filing, and (iv) in confidence in connection with a merger or acquisition or a proposed merger or acquisition, and (v) by Publisher to the extent the terms and conditions are its then standard terms and conditions. The existence of this Agreement is not confidential.

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DEVELOPMENT AND PUBLISHING AGREEMENT

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

(a) Ownership and Non-infringement.

(i) Developer and Publisher each represents and warrants that they have obtained all rights, licenses and authorizations necessary to enter into and fully complete their respective obligations under this Agreement. Publisher and Developer each further represents and warrants that the execution and performance of this Agreement does not and will not violate or interfere with any other agreement to which either of them are a party.

(ii) Developer represents, warrants and covenants that the Intellectual Property that is original to Developer and/or exclusively owned by Developer and/or that the Developer has, and will have appropriate exclusive licenses for the purpose of compliance with this Agreement, and that the Intellectual Property is not, nor will be, in violation of the rights of any other person or entity.

(iii) Developer represents, warrants and covenants that no part of the Design created by it for Publisher or the exclusive rights granted to Publisher hereunder, violates or infringes, or will violate or infringe, upon any rights of any person or entity, including, but not limited to, copyrights, trademark rights, patent rights, trade secrets rights, or contractual, common law or statutory rights and no person may exercise or shall be entitled to exercise the exclusive rights granted to Publisher hereunder.

(iv) If Developer breaches this or any other provision of this agreement, Publisher shall be entitled to reimbursement for any reasonable attorneys’ fees and/or court costs it expends in its enforcement of this agreement.

(b) Authority. Publisher and Developer each represents and warrants that (i) it is duly organized and in good standing under the laws of the jurisdiction of its incorporation or existence; (ii) it has (and shall at all times remain possessed of) the full right, power and authority to enter into and perform this Agreement; (iii) it is not presently the subject of a voluntary or involuntary petition in bankruptcy, does not presently contemplate filing any such voluntary petition, and is not aware of any intention on the part of any other person to file such an involuntary petition against it; and (iv) the person(s) executing this Agreement on its behalf has the actual authority to bind it to this Agreement.

(c) Performance. Publisher and Developer each represents and warrants that (i) it is under no disability, restriction or prohibition, whether contractual or otherwise with respect to its rights to execute and perform this Agreement; (ii) the agreement of any person who is not a party to this Agreement is not necessary or required for it to carry out its obligations hereunder; (iii) during the Term of this Agreement, it will not enter into any agreement or make any commitments which would interfere with the grant of rights hereunder or its performance of any of the terms and provisions hereto; and (iv) it has not, nor will it, sell, assign, lease, license or in any other way dispose of or encumber the rights granted hereunder.

(d) Operation. Developer represents and warrants that the Gold Master for the Product (i) will operate in accordance with the applicable design specifications and with commonly accepted standards for operation of such product and Developer represents and warrants that the Gold Master for the Product, (ii) will be free from any Easter Eggs, Bugs, programming errors, anomalies and/or other hidden or locked content, except as may be approved in writing by Publisher upon ten (10) days prior written notice, and (iii) will operate and run in a reasonable and efficient business manner as described in Developer's user and system configuration documentation that fully explains the operation and design of the Product.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(e) Compliance. Developer shall be solely responsible for ensuring that the Design Specification and/or Functional Prototype(s) and all elements thereof comply with all local, state, and federal laws. Publisher’s authorization of the use or manner of use of any material shall not constitute an opinion as to the legal appropriateness or adequacy of such use or manner of use and Publisher has made no independent examination of the laws that may be applicable to any such material, or any elements thereof. All materials delivered by Publisher to Developer in connection with the Design Specification and/or Functional Prototype(s) are provided by Publisher "AS IS". Developer shall have sole responsibility for ensuring that all of Developer’s activities with respect thereto, all materials utilized in connection therewith and all its duties undertaken hereunder comply with every law. Any and all charges or expenses incurred by Developer in connection with the foregoing shall be borne solely by Developer.

11.	INDEMNITY

(a) Indemnification. Each party to this Agreement does hereby indemnify, defend and hold harmless the other party to this Agreement (“Indemnified Party”) and such Indemnified Party’s subsidiaries, affiliates, officers, employees and approved and permitted licensees and assigns from any and all claims and/or actions brought by third parties against one or more parties to this Agreement and any and all losses or damages sustained by the Indemnified Party as a result of such claims and/or actions arising out of or in connection with any breach of any of the respective warranties, representations, duties, obligations or agreements made by such other party under this Agreement, and agrees to reimburse the Indemnified Party on demand and after the Indemnified Party provides reasonable proof thereof, for any payment made or loss suffered with respect to any claim or act to which the foregoing indemnity applies. This provision also applies to any claims and/or actions brought by the employees, agents, representatives, and/or independent contractors of the Parties. Each party shall have the right to participate at its own expense and by its own counsel in the defense of any such claim, and in such event, the parties hereto shall cooperate with each other in the defense of any such action, suit or proceeding hereunder. The Indemnified Party shall not compromise or settle such claim without the prior written consent of the other party. Publisher shall be entitled to offset any Royalty or other payments due to Developer under this Agreement against any sums owed by Developer to Publisher.

(b) Infringement. In the event that, through breach of any of Developer’s representations and warranties or the failure of Developer to perform any of its obligations herein, distribution of the Product is or is likely to be adjudged infringing or otherwise unlawful or a violation of any right of any third party, Developer shall, at its sole cost and expense, either (i) promptly modify the Product so that Publisher’s distribution as permitted hereunder ceases to be infringing or wrongful, or (ii) promptly procure for Publisher the right to continue distributing the Product. Developer shall promptly reimburse Publisher for all costs incurred in replacing copies of the Product or for all refunds given, as well as all reasonable costs of removing all infringing copies of the Product from the channels of distribution. Publisher shall be entitled to offset any royalty or other payments due to Developer under this Agreement (or any other agreement) against any sums owed by Developer to Publisher. Following the commencement of any litigation covered by this Section 11(b) in which Publisher is named as a defendant, Publisher shall be entitled to withhold royalty payments and all other sums payable to Developer hereunder pending the outcome of such litigation.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(c) NO WARRANTY. PUBLISHER DOES NOT MAKE, BY VIRTUE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND PUBLISHER HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY TO DEVELOPER, OR OTHER THIRD PARTY, WITH RESPECT TO ANY MATERIALS THAT MAY BE PROVIDED TO DEVELOPER BY PUBLISHER OR ON PUBLISHER’S BEHALF (INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF OWNERSHIP OF OR RIGHT TO USE SUCH MATERIALS OR ANY WARRANTY THAT SUCH MATERIALS DO NOT VIOLATE OR INFRINGE ANY RIGHT OF ANY THIRD PARTY). DEVELOPER SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT NEITHER IT NOR ANY OF ITS EMPLOYEES OR AGENTS MAKES OR PASSES ON, OR ATTEMPTS TO MAKE OR PASS ON, ANY SUCH REPRESENTATION OR WARRANTY ON BEHALF OF PUBLISHER TO ANY OTHER THIRD PARTY.

(d) LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO THE OTHER UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY LOSS OF PROFIT OR ANY OTHER COMMERCIAL DAMAGE INCLUDING; WITHOUT LIMITATION, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR OTHER INDIRECT DAMAGES OF ANY NATURE, FOR ANY REASON WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE BREACH OF THIS AGREEMENT, THE EXPIRATION OR ANY TERMINATION OF THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF WARNING HAS BEEN GIVEN OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, IN NO EVENT SHALL PUBLISHER BE LIABLE TO DEVELOPER FOR CLAIMS ALLEGING THAT ANY MATERIAL DELIVERED BY PUBLISHER OR ASPECT THEREOF INFRINGES UPON OR VIOLATES ANY INTELLECTUAL PROPERTY RIGHT OF ANY PARTY OR CLAIMS ARISING FROM THE MALFUNCTION OF OR DEFECTS IN ANY SUCH MATERIAL, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF PUBLISHER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.	TERM AND TERMINATION

(a) Term. This Agreement shall become effective on the date set forth above and shall continue in perpetuity.

(b) Termination.

(i) In the event of a termination for material breach by Developer, Publisher shall not be liable to Developer because of such termination for any damages or for any amounts due or payable hereunder. In addition to all of the other of Publisher’s rights and remedies under this Agreement or at law and equity, if Publisher elects to terminate this Agreement for material breach, or a breach of the representations or covenants, Publisher shall have the right to, notwithstanding anything to the contrary in this Agreement, either (A) make other arrangements, including but not limited to engaging third party developers, to develop the Design or (B) receive immediate repayment of the Advance to the extent the same has been paid to the Developer. Upon notice by Publisher of its intention to develop the Product in the manner aforesaid, Developer shall deliver to Publisher all Work Product and other materials requested or required by Publisher to continue development of the product, including, but not limited to, documentation, conceptual artwork the source code and the Game Engine and Development Kit, and Developer shall fully cooperate with any third-party developer. Notwithstanding the foregoing, the following conditions shall apply:

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DEVELOPMENT AND PUBLISHING AGREEMENT

(A) If Publisher elects to continue development of a project that was in active development at the time of breach with a third party developer, then a partial royalty of XXX% shall be accrued for the original Developer upon Publisher’s recoup of any/all development Advances associated with that Product. In such event of continued development of the Product with a third party developer, the original Developer will retain (at the option of the Publisher) any unrecouped Advances.

(B) If the Publisher chooses to continue development of a project that was NOT yet started at the time of breach then a partial royalty of XXX% would apply for use of the Developer’s development framework.

(ii) Without prejudice to any other rights or remedies available to Publisher, Publisher shall have the right, in its sole discretion, to immediately terminate this Agreement upon written notice to Developer in the event of the occurrence of any one or more of the following (a) Developer asserts any right of ownership or any other interest in and to the Product or any Intellectual Property rights in and to any of the foregoing other than the pre-existing Game Engine and Development Kit; (b) Developer discontinues the development of the Design Specification and/or Functional Prototype(s); (c) Developer fails to deliver a Milestone in accordance with the Milestone Schedule; or (d) Developer makes any assignment for the benefit of creditors or files a petition in bankruptcy or is adjudged bankrupt or becomes insolvent or is placed in the hands of a receiver.

(iii) Publisher shall have the right to terminate this Agreement (and/or the development of any or all Sequels) for convenience and without cause before final acceptance of the Product on thirty (30) days prior written notice.

(iv) In the event Publisher materially breaches this Agreement and such breach is not cured within thirty (30) days after receipt of notice by Developer of such breach, then, without in any way limiting any of Developer’s other rights and remedies in such event, and notwithstanding any provision to the contrary contained herein, Developer shall have the right at its sole election to terminate this Agreement.

(c) Rights On Termination.

(i) In the event of a termination by Publisher for material breach by Developer under Section 12(b)(i) and/or Section 12(b)(ii), Publisher shall not be liable to Developer because of such termination for any damages. In addition to all of the other of Publisher’s rights and remedies under this Agreement or at law and equity, if Publisher elects to terminate this Agreement for material breach in accordance with Section 3(b), or a breach of the representations or covenants in Section 10(a), all rights granted by Developer to Publisher hereunder shall terminate (except as and to the extent provided hereafter under (A)) and Publisher shall have the right to either (A) make other arrangements, including but not limited to engaging third party developers, to complete the development of the Product (in which case alone Section 1(a) and (e) will survive such termination and continue in effect for a period of three (3) years) or (B) receive repayment of the Advance to the extent the same has been paid to the Developer, over a period of two (2) months from the time of termination. Upon notice by Publisher of its intention to have a third party complete the development of the Product in the manner aforesaid, Developer shall facilitate Publisher’s retrieval of all items from the Source Code Escrow and Developer shall fully cooperate with any third-party developer, provided such third party developer first signs a license agreement with Developer for the Product Source Code and Intellectual Property. In the event of continued development of the Product by a third party developer, Section 12(b)(ii)(A) applies. Publisher may only use the Trademark for the product not fully created by Developer if Publisher and Developer agree upon and enter into a trademark license agreement for such product. The parties agree that Publisher will then pay Developer a royalty of XXX% of Publisher’s Net Receipts after recoupment of Publisher’s advances and other development costs to the other developer for the Product and the trademark license agreement shall so provide.

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(ii) In the event of a termination for convenience, (a) Publisher shall not be liable to Developer because of such termination for any damages including without limitation, compensation, reimbursement, or damages on account of loss of prospective development agreements or anticipated receivables on account of expenditures, investments, leases or commitments in connection with the business or goodwill of Developer, or for any other reason flowing from such termination and (b) Publisher’s financial obligation to Developer for said Product Development shall be for then accrued Advances under Schedule B for any Milestone previously delivered and accepted pursuant to this Agreement, plus a prorated portion of the next Advance (or Advances), based on the proportionate time elapsed until the next milestone was to be delivered (e.g., if milestone deliverables are thirty (30) days apart, and Publisher terminates fifteen (15) days after delivery of a prior milestone deliverable, upon that termination for convenience, the Publisher would pay for the prior milestone delivered and one-half the next milestone.)

(iii) In the event Publisher terminates this Agreement for convenience with respect to any single Platform or Sequel, and Developer continues to perform pursuant to the remainder of its obligations hereunder, the limitations in Section 12(c)(ii)(a) shall apply, and Publisher shall pay to Developer the amounts set forth in Section 12(c)(ii)(b) solely with respect to such terminated single Platform or Sequel.

(iv) In case of termination due to Publisher’s uncured material breach, the right to complete, market, and sell the Product shall revert to Developer. Publisher shall be entitled to the Percentage of the Net Receipts generated by the Product, with the “Percentage” equal to the ratio of Publisher's payments to Developer under this Agreement prior to cancellation. All payments owed to Publisher by Developer under this section shall be paid quarterly, in United States dollars, by Developer within forty-five (45) days following the last day of the calendar quarter in which the applicable Net Receipts are received by the applicable entity.

(d) Events on Termination. If this Agreement terminates because of expiration of the Term for a Product or Sequel (but not in case of termination for breach or convenience), Publisher shall have the continuing right to market and distribute the Product for a period of nine (9) months after the effective date of such termination, provided, however that (i) such right shall be non-exclusive, and (ii) Publisher shall continue to pay Royalties on all Net Receipts resulting therefrom in accordance with the provisions hereof.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(e) Bankruptcy. In the event that Developer is subject to a voluntary or involuntary filing for protection under federal bankruptcy laws, Developer agrees not to attempt to reject, rescind or terminate this Agreement or any of its respective obligations hereunder. The parties acknowledge and agree that this Agreement is intended to be subject to the terms and conditions of Section 365(n) of the United States Bankruptcy Code and, upon written request from the Publisher, the Developer and trustee shall not interfere with the rights granted herein, including, but not limited to all of the protections as a “licensee” under this Agreement and the right to obtain the Escrow Material from the escrow agent pursuant to Section 16.

(f) Cessation of Operations. In the event the Developer ceases operations, the Publisher will obtain from Developer all designs, technologies, tools, source code, object code, and assets required for the Publisher to resume development with another developer of Publisher’s choosing, pursuant to Section 12 of this Agreement.

13.	Return of Publisher Material.

(a) Development Equipment. In connection with the performance of Developer’s obligations hereunder Publisher may make available, loan or provide to Developer certain equipment or may have the Developer purchase for Publisher’s account certain equipment (collectively, “Publisher’s Equipment”). Developer shall return all Publisher’s Equipment to Publisher in accordance with the Development Schedule or upon termination of this Agreement at an earlier date. If Publisher’s Equipment is not returned within fifteen (15) business days following receipt by Development of written notice demanding such return by Publisher, the full price of the equipment as of the then-current date, and all related costs (i.e. shipping and handling) may be deducted from any payments due from Publisher to Developer hereunder.

(b) Other Material. Within thirty (30) days after the earlier of (i) Publisher’s written approval of the Gold Master hereunder and (ii) the termination of this Agreement for any reason, Developer shall return to Publisher all originals and all copies of any source code, art, animation, music, sound and other elements and materials provided by Publisher (and/or on Publisher’s behalf) to Developer.

14.	Freedom to Compete.

Subject to the provisions of the Agreement, each party acknowledges and agrees that nothing herein shall be construed as restricting or prohibiting either party from lawfully competing with the other party in any other aspects of its business, including, without limitation, the development, marketing and/or distribution of other products and services. Without limiting the generality of the preceding sentence, each party acknowledges that the other party is in the business of designing, developing and exploiting both directly and indirectly various software products and that each party maintains and continuously seeks licensing and distribution relationships with third parties. Each party agrees that nothing in this Agreement will be construed as restricting or prohibiting such party from continuing its business in any lawful manner. Each party may in its sole discretion at any time during or after the term of this Agreement (i) design, develop, manufacture, market, publish, license, distribute, and otherwise exploit any products or services, even if such products or services are competitive with or similar to any of the other party’s products, subject only to the other party’s respective copyrights, patent rights, and other proprietary rights in and to the other party’s Products, and/or (ii) enter into and maintain licensing and distribution relationships with any persons or entities, even if such third parties are competitors or licensees of the other party.

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DEVELOPMENT AND PUBLISHING AGREEMENT

15.	Non-Solicit; Non-Disparagement.

(a) Each party agrees to take no action to solicit the other party’s (and/or its subsidiaries and affiliates) customers, or persons listed on the personnel lists of the party (and/or its subsidiaries and affiliates) from the date of this Agreement and for a period of one (1) year following the completion of the Gold Master.

(b) At no time during the term of this Agreement, or thereafter shall each party directly or indirectly, disparage the commercial, business or financial reputation of the other party (and/or its subsidiaries) from the date of this Agreement and for a period of one (1) year following the completion of the Gold Master. The parties acknowledge and agree that the foregoing restrictions are of the essence of this Agreement and are necessary for the protection of each party’s ongoing business.

16.	Insurance.

Intentionally Omitted.

17.	SOURCE CODE ESCROW.

Intentionally Omitted.

18.	GENERAL PROVISIONS

(a) Assignment. No party shall have the right to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party and any attempted assignment shall be null and void; provided, however, that Publisher may assign this Agreement without the consent of the other party if this Agreement is assigned or transferred as part of a transfer of the business (whether by merger or sale of assets or the like) to which this Agreement pertains, and provided the assignee or transferee assumes in writing or by operation of law all obligations of the assigning or transferring party hereunder.

(b) Notices. All notices and other items from one party to the other hereunder will, be addressed to the address set forth above, or to such other address as the addressee may designate in writing. Any notice shall be sent either by certified or registered mail, return receipt requested (and in the case of notices sent to or from a location outside the United States, by air mail), or by personal delivery or commercial overnight delivery service, or by facsimile to the facsimile number of the party to be served and shall be deemed complete when deposited in any United States mail box addressed as aforesaid, except that (i) all materials personally delivered or sent by facsimile shall be deemed served when actually received by the party to whom addressed, (ii) commercial overnight delivery service materials shall be deemed served on the day of delivery to the commercial overnight delivery service company, (iii) Royalty statements shall be sent by wire transfer or regular mail and shall be deemed rendered when deposited in any United States mail box properly addressed and postage prepaid, and (iv) facsimiles shall be deemed served at the time of receipt of the correct answerback code at the end of the facsimile in question.

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DEVELOPMENT AND PUBLISHING AGREEMENT

(c) GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY AGREE THAT ANY SUIT OR PROCEEDING ARISING DIRECTLY AND/OR INDIRECTLY PURSUANT TO OR UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK. BY ITS EXECUTION HEREOF, THE PARTIES HEREBY COVENANT AND IRREVOCABLY SUBMIT TO THE IN PERSONAM JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK AND AGREE THAT ANY PROCESS IN ANY SUCH ACTION MAY BE SERVED UPON ANY OF THEM PERSONALLY, OR BY CERTIFIED MAIL OR REGISTERED MAIL UPON THEM OR THEIR AGENT, RETURN RECEIPT REQUESTED, WITH THE SAME FULL FORCE AND EFFECT AS IF PERSONALLY SERVED UPON THEM IN NEW YORK CITY. THE PARTIES HERETO EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH JURISDICTION IS NOT A CONVENIENT FORUM FOR ANY SUCH SUIT OR PROCEEDING AND ANY DEFENSE OR LACK OF IN PERSONAM JURISDICTION WITH RESPECT THERETO. IN THE EVENT OF ANY SUCH ACTION OR PROCEEDING, THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

(d) Survival. Sections 1 (Development Terms and Conditions), Sections 9 (Confidential Information), Sections 10 (Representations, Warranties, and Covenants), Sections 11 (Indemnity), Sections 12 (Term and Termination), Sections 13 (Return of Publisher Material), Sections 14 (Freedom to Compete), Sections 15 (Non-Solicit; Non-Disparagement), and Sections 17 (General Provisions) shall survive the termination of this Agreement for any reason.

(e) Amendments. No supplement, modification, amendment, waiver, termination or discharge of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

(f) Entire Agreement. This Agreement constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the subject matter hereof.

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(g) Force Majeure. No party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party, including without limitation, acts of God, acts of war, governmental regulations, power failures, floods, earthquakes or other disasters. The party so affected shall give to the other party prompt written notice of any such delay and the time for performance shall be extended for a period equal to the delay caused by such circumstances.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together, shall be deemed to constitute one and the same instrument.

(i) Facsimile Signatures. Facsimile signatures on this Agreement shall be deemed originals for all purposes.

(j) No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

(k) Interpretation. In construing or interpreting this Agreement (and the Exhibits), the word “or” shall mean “either” or “both”, and the word “include” or “including” shall not be limiting or exclusive. The titles to the various provisions of this Agreement are used for convenience or reference only and are not intended to and shall not in any way enlarge or diminish the rights and obligations of the parties hereto or affect the meaning or construction of this Agreement.

(l) If a legal dispute arises between the parties to this Agreement, the prevailing Party in the legal action shall be entitled to an award of the Party’s legal fees and costs incurred in enforcing this Agreement.

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DEVELOPMENT AND PUBLISHING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the date specified below.

SOUL AND VIBE PUBLISHING, INC.

By:	/s/ Peter Anthony Chiodo

Name:	Peter Anthony Chiodo (“Tony”)

Title:	CEO | President

Date:	4/23/2015

BLACK LANTERN HOLDINGS, INC dba Graphite Lab.

By:

Name:	MATT RAITHEL

Title:	STUDIO DIRECTOR

Date:	4/23/2015

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DEVELOPMENT AND PUBLISHING AGREEMENT

SCHEDULE A

DEFINITIONS SCHEDULE

“Acceptance Criteria” means approved, detailed design specifications identified on Schedule B and whether the Product is complete and free from material error.

“Advance” has the meaning set forth in Section 4.

“Alpha” means all features, functionality, and content is implemented and working. The Product shall be fully playable (all levels / environments of the Product may be played to their completion) including demonstration of multiplayer inclusive of split screen (if applicable) and Nintendo WFC or WiFi / Xbox LIVE / PSN online connection and local multiplayer for the maximum number of simultaneous players as per the product’s design specification. There are no missing or placeholder elements and the Product is ready for delivery to the Publisher's Quality Assurance department for a full testing cycle, except that characters and levels / environments / in-game assets not having received final approval by the Licensor may still be in a state of incompletion (if applicable).

“Beta” means that the Product is fully complete and all content is final and locked. The Product shall be fully playable and the game is in final testing and bug fixing. Gameplay tuning is final. All art, sound, music and design assets are final and nothing is missing. The Product shall be a candidate for submission to Platform manufacturer(s) for final approval (Gold Master) and shall be compliant with all such manufacturer(s) requirements.

“Bug” means any deviation from the commonly accepted standards for normal operation of software products or any error including, without limitation, an abnormal cessation of functioning of the Product(s).

“Cost of Goods Sold” has the meaning set forth in Section 5(d).

“Cure Period” has the meaning set forth in Section 12(b).

“Deliverable” means both the individual and collective works by Developer to satisfy the development schedule set forth in Schedule B of this Agreement. At times this term is interchangeable with the term Milestone within this document.

"Derivative Work" means: (a) without limitation, any computer program, work, product, service, improvement, supplement, modification, alteration, addition, revision, enhancement, new version, new edition, remake, sequel, translation, adaptation, design, plot, theme, character, story line, concept, scene, audiovisual display, interface element, aspect, material and documentation, in any medium, format, use or form whatsoever, whether now known or unknown (including, but not limited to, sound recordings, photo records, computer-assisted media, games, books, magazines, periodicals, merchandise (i.e. clothing, posters, novelties), animation, home videos, radio, motion pictures, cable and television), that is derived in any manner, directly or indirectly, from the Product or any part or aspect thereof (including, without limitation, any Work Product) or that uses or incorporates the Product or any part or aspect thereof (including, without limitation, any Work Product); (b) any "derivative work" of the Product or any Work Product as defined in the Copyright Law of the U.S., Title 17 U.S.C.

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DEVELOPMENT AND PUBLISHING AGREEMENT

"Design" means but is not limited to: (a) paper or electronic documentation, flow-charts, and imagery that compose and define the production intent; (b) prototypes generated through pre-existing technology possessed by Developer and or licensed middleware; (c) paper or electronic based art samples such as conceptual art, representative movies, sketches.

"Design Review" means a representative(s) from Developer and Publisher critique the design materials relative to established goals and objectives as defined by Publisher.

“Development Schedule” has the meaning set forth in Section 2(a).

“Easter Egg” means any accessible but hidden gameplay feature or content implemented by Developer or its employees or agents in the Product not disclosed in the design specifications or approved, in writing, by Publisher.

“End User” means any third party that acquires from a distributor or Publisher a unit of the Product for personal use without a view to resell such unit or any component thereof.

“Gold Master” means the final release candidate of the Product. All features, functionality and content are implemented and working and all known bugs have been fixed. The Product is ready for submission to Platform Manufacturer(s) as a candidate for final approval and certification. Gold Master is achieved once the Platform Manufacturer grants approval.

“Game Engine and Development Kit” means all source code, object code or other software development tools, patents, algorithms, know-how and other technological, proprietary information or technology owned, used, licensed or developed by the Developer for development of the Product (and any extensions or modifications thereto made by Developer).

“Handheld” means any hand-held device on which the Product can be run, including, but not limited to, handheld video game consoles (such as Nintendo DS and 3DS and Sony PSP) and mobile devices (such as cellular phones and tablets.)

“Identified Open Source Software” has the meaning set forth in Section 1(c).

“Intellectual Property” means all trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations (renewals and extensions), and applications related to the foregoing (collectively, “Trademarks”); patents and industrial design registrations or applications (including any continuations, divisionals, continuations-in-part, renewals, reissues and applications for any of the foregoing); audio, visual, graphic, textual elements, copyrights (including any registrations, renewals, extensions and other applications therefor); computer software programs or applications (in both source and object code form) (“Software Programs”); technical documentation relating to the Software Programs; “mask works” (as defined under 17 U.S.C. § 901) and any registrations and applications for “mask works”; technology, trade secrets and proprietary or other confidential information, know-how, proprietary processes, formulae, algorithms, models, technical and engineering data, computer discs and tapes, plans, diagrams and schematics and methodologies; moral rights; rights of publicity and privacy relating to the use of the names, likenesses, voices, signatures and biographical information of real persons.

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DEVELOPMENT AND PUBLISHING AGREEMENT

“Key Personnel” has the meaning set forth in Section 2(b).

“Laws” means all applicable national, federal, regional, provincial, state or local laws and regulations (including, without limitation, all relevant professional or trade registration requirements, advertising approval requirements, Intellectual Property protection and clearance requirements) of the countries within the Territory.

“Milestone” means both the individual and collective works by Developer to satisfy the development schedule set forth in Schedule B of this Agreement. At times this term is interchangeable with the term Deliverable within this document. One or more Deliverables may equate to one Milestone.

“Multi Pack(s)” means any of the Products individually or in combination in whole or in part combined with other any other software product(s) in the same packaging and/or distribution.

“Net Receipts” has the meaning set forth in Section 5(a).

“OEM” means sub-licensing of the Product(s) by the Publisher to a third party for a set or variable number of units for such royalty amount as may be agreed to by the Purchaser and the third party. OEM customers may or may not have the right to manufacture the set quantity for themselves.

"Platform" means any of the following categories of microprocessor-based devices or technologies that utilize cartridges, memory chips, magnetic disks, optical disks, tapes, hard drives, or other media for the storage, delivery or transmission of computer programs: (a) home video game systems, whether CD ROM based (such as the Xbox 360 and the Sony PlayStation 3) or cartridge based (such as the Nintendo DS system); (b) personal computer systems (such IBM compatible and Apple Macintosh computers); (c) arcade based, coin-operated video game systems; (d) hand-held video game systems (such as Nintendo DS and the Sony PSP); (e) television set-top boxes; and (f) on-line services, computer networks, cable and telecommunications services and other interactive systems accessible by any number of users serially or simultaneously (such as the World Wide Web, America Online, and by Broadband).

“Port” means conversion of the developed “Product” from one Platform to another Platform not specified within this Agreement. “Port Rights” means a designated Party has the right to “Port” the developed “Product” from one Platform to another Platform not specified within this Agreement.

“Pre-Alpha” means that enough principal features and functionality are implemented and working on several levels to allow reviewers to obtain a sense of the game and gameplay. All levels of the Product may not be played to their completion, placeholder graphics may be used and AI, animations, and game play may not be final.

“Product” is the interactive video or computer game or application with the working title in executable object code form.

“Property” is the interactive video game “Product” with the working title in executable object code form.

“Royalty” has the meaning set forth in Section 5(a).

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DEVELOPMENT AND PUBLISHING AGREEMENT

“Sequel” means any game software programs, in any medium that are derived from the Product within the same genre, utilizing the same game play, and are based on the same IP themes and use the same brand name as the Product.

“Trademark” is the trademark and logo used by Developer.

“Trademark License Agreement” means a license, mutually agreed to by Publisher and Developer, whereby Publisher may use the Trademark of Developer.

“Trade Name” is the trademark and logo, which are owned by Developer.

“Work Design” means any and all existing or to-be-developed parts, components, elements, portions or aspects of the Design that are developed by or on behalf of Developer, and any and all other results or proceeds of the services of Developer hereunder, and of all persons and entities rendering services, in connection with the Design from the inception of Developer’s and/or such persons' and entities' efforts with respect thereto, in each case including all physical embodiments thereof, whether or not incorporated in a Milestone and including, without limitation, any object code, documentation, Marketing Materials and other materials and each and every Milestone, constituent portion and element of the foregoing (including, without limitation, all conceptual art pieces, representative movie sequences, and all original music, whether in the form of a score or incidental music, composed, arranged or prepared for any such Design and all original artwork produced for the Design), but excluding any modifications and improvements made by Developer to the Game Engine and Development Kit.

“Work Product” means any and all existing or to-be-developed parts, components, elements, portions or aspects of the Product that are developed by or on behalf of Developer, and any and all other results or proceeds of the services of Developer hereunder, and of all persons and entities rendering services, in connection with the Product from the inception of Developer’s and/or such persons’ and entities’ efforts with respect thereto, in each case including all physical embodiments thereof, whether or not incorporated in a Milestone and including, without limitation, any object code, documentation, Marketing Materials and other materials and each and every Milestone, constituent portion and element of the foregoing (including, without limitation, all movie sequences and all original music, whether in the form of a score or incidental music, composed, arranged or prepared for any such Product and all original artwork produced for the Product), but excluding any modifications and improvements made by Developer to the Game Engine and Development Kit.

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DEVELOPMENT AND PUBLISHING AGREEMENT

SCHEDULE B

DEVELOPMENT: John Deere Storybook Collection

PLATFORM(S): iOS (iPhone, iPad, and iPod Touch), Android (Google Play and Amazon, for mobile and tablet devices)

TERRITORY: Worldwide

LANGUAGES: EFIGS (English [United States and UK], French, German, Italian, Spanish and Japanese.

DEVELOPMENT AND MILESTONE SCHEDULE

Development Schedule BOOK ONE:

Milestone Zero: Contract Signing	4/23/2015
Milestone One: Wireframe	5/21/2015
Milestone Two: Production Milestone (Alpha)	6/25/2015
Milestone Three: Production Milestone (Beta)	7/9/2015
Milestone Four: Submission for Final Approval to digital marketplace*	7/23/2015
iOS Store Date: AUGUST 6, 2015
Android / Amazon Store Date: September 3rd

* Requires submission to appropriate first party hardware manufacturer for approval.

Payment Schedule

Milestone Zero: Contract Signing	$XXX
Milestone One: Wireframe	$XXX
Milestone Two: Production Milestone (Alpha)	$XXX
Milestone Three: Production Milestone (Beta)	$XXX
Milestone Four: Submission for Final Approval to digital marketplace*	$XXX

Total:	$XXX

* Requires submission to appropriate first party hardware manufacturer for approval.

Milestone Deliverables (BOOK 1: Targeting 3rd Quarter 2015)

Milestone Zero: Contract Signing	4/23/2015

Goals and Objectives of Milestone?

The Product Design Agreement is signed between Developer and Publisher.

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DEVELOPMENT AND PUBLISHING AGREEMENT

What is Demonstrable?

•	The Product Design Agreement is signed between Developer and Publisher.

What is Behind the Scenes?

•	The initial draft of the Wireframe is under construction.
•	Script writing begins.
•	Animation planning begins.

Milestone One: Wireframe	5/21/2015

Goals and Objectives of Milestone?

Developer will deliver the book wireframe to Publisher for initial review and critique. Feedback will be provided by the Publisher, which will be discussed with Developer and integrated into the playable version associated with the next milestone, Milestone Two.

What is Demonstrable?

•	Power Point Presentation Detailing each page of the John Deere Book including the layout, planned animations and interactive items, any voice or narration, as well as menu flow and auxiliary items including but not limited to cross-sell space reserved for other products.
•	Word Document including the full script for the John Deere Book.

What is Behind the Scenes?

•	Preparation of the project repository.
•	Setup of the GLI book framework for this project.
•	Wireframe is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.

Milestone Two: Production Milestone (Alpha)	6/25/2015

Goals and Objectives of Milestone:

A playable version of the book will be delivered via iTunes Testflight software for download on iPhone, iPod Touch or iPad. This playable version will include all pages of the storybook including planned animations, placeholder VO, placeholder narration, menus, cross-sell images. String table is locked for localization.

What is Demonstrable?

•	All book pages including animations.
•	All menu systems.
•	Placeholder Narration and Voice.
•	String table is delivered to Publisher for localization.

What is Behind the Scenes?

•	GLI will continue to work on any backlog feedback items.
•	Facilitation of the VO and Narrator recordings.
•	Bug fixing and optimization.
•	Preparation of marketing materials (trailer, previews, screenshots, icons etc).
•	Alpha is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.
•	Delivery of a draft version to Apple for review.

Milestone Three: Production Milestone (Beta)	7/9/2015

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND PUBLISHING AGREEMENT

Goals and Objectives of Milestone:

The Product is fully complete and all content is final and locked. The Product shall be fully playable and the game is in final testing and bug fixing. Gameplay tuning is final. All art, sound, music and design assets are final and nothing is missing. The Product shall be a candidate for submission to Platform manufacturer(s) for final approval (Gold Master) and shall be compliant with all such manufacturer(s) requirements.

What is Demonstrable?

•	Draft versions of marketing materials (trailer, previews, screenshots, icons etc). The full app experience will be testable on iOS hardware.

What is Behind the Scenes?

•	Progress toward Android testing for Google Play and Amazon.
•	Any remaining bug fixing or feedback.
•	Finalization of marketing materials (trailer, previews, screenshots, icons etc).

Milestone Four: Production Milestone (Submission for Final Approval)	7/23/2015

Goals and Objectives of Milestone:

Delivery of the final iOS version. Approved by licensor and ready for submission to Apple for compliance testing.

What is Demonstrable?

•	The full app experience is testable on iOS hardware.
•	The full app experience is testable on Android and Amazon [Kindle Fire, not “black and white” e-reader] hardware.

What is Behind the Scenes?

•	Proposed final product is submitted to licensor for review and approval. Feedback will be integrated prior to submission of product to hardware platform manufacturers, such as Apple, Google, and Amazon.
•	Working on the next book!

Development Schedule BOOK TWO:

Milestone Zero: Kickoff	7/23/2015
Milestone One: Wireframe	8/20/2015
Milestone Two: Production Milestone (Alpha)	9/24/2015
Milestone Three: Production Milestone (Beta)	10/15/2015
Milestone Four: Submission for Final Approval to digital marketplace*	11/5/2015
iOS Store Date: NOVEMBER 19, 2015
Android / Amazon Store Date: DECEMBER 17th

* Requires submission to appropriate first party hardware manufacturer for approval.

Payment Schedule

Milestone Zero: Kickoff	$XXX
Milestone One: Wireframe	$XXX
Milestone Two: Production Milestone (Alpha)	$XXX

Milestone Three: Production Milestone (Beta)	$XXX
Milestone Four: Submission for Final Approval to digital marketplace*	$XXX

Total:	$XXX

* Requires submission to appropriate first party hardware manufacturer for approval.

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DEVELOPMENT AND PUBLISHING AGREEMENT

Milestone Deliverables (BOOK 2: Targeting 4th Quarter 2015)

Milestone Zero: Kickoff	7/23/2015

Goals and Objectives of Milestone?

The Product Design Agreement is signed between Developer and Publisher.

What is Demonstrable?

•	The Product Design Agreement is signed between Developer and Publisher.

What is Behind the Scenes?

•	The initial draft of the Wireframe is under construction.
•	Script writing begins.
•	Animation planning begins.

Milestone One: Wireframe	8/20/2014

Goals and Objectives of Milestone?

Developer will deliver the book wireframe to Publisher for initial review and critique. Feedback will be provided by the Publisher, which will be discussed with Developer and integrated into the playable version associated with the next milestone, Milestone Two.

What is Demonstrable?

•	Power Point Presentation Detailing each page of the John Deere Book including the layout, planned animations and interactive items, any voice or narration, as well as menu flow and auxiliary items including but not limited to cross-sell space reserved for other products.
•	Word Document including the full script for the John Deere Book.

What is Behind the Scenes?

•	Preparation of the project repository.
•	Setup of the GLI book framework for this project.
•	Wireframe is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.

Milestone Two: Production Milestone (Alpha)	9/24/2015

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DEVELOPMENT AND PUBLISHING AGREEMENT

Goals and Objectives of Milestone:

A playable version of the book will be delivered via iTunes Testflight software for download on iPhone, iPod Touch or iPad. This playable version will include all pages of the storybook including planned animations, placeholder VO, placeholder narration, menus, cross-sell images. String table is locked for localization.

What is Demonstrable?

•	All book pages including animations.
•	All menu systems.
•	Placeholder Narration and Voice.
•	String table is delivered to Publisher for localization.

What is Behind the Scenes?

•	GLI will continue to work on any backlog feedback items.
•	Facilitation of the VO and Narrator recordings.
•	Bug fixing and optimization.
•	Preparation of marketing materials (trailer, previews, screenshots, icons etc).
•	Alpha is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.
•	Delivery of a draft version to Apple for review.

Milestone Three: Production Milestone (Beta)	10/15/2015

Goals and Objectives of Milestone:

The Product is fully complete and all content is final and locked. The Product shall be fully playable and the game is in final testing and bug fixing. Gameplay tuning is final. All art, sound, music and design assets are final and nothing is missing. The Product shall be a candidate for submission to Platform manufacturer(s) for final approval (Gold Master) and shall be compliant with all such manufacturer(s) requirements.

What is Demonstrable?

•	Draft versions of marketing materials (trailer, previews, screenshots, icons etc). The full app experience will be testable on iOS hardware.

What is Behind the Scenes?

•	Progress toward Android testing for Google Play and Amazon.
•	Any remaining bug fixing or feedback.
•	Finalization of marketing materials (trailer, previews, screenshots, icons etc).

Milestone Four: Production Milestone (Submission for Final Approval)	11/5/2015

Goals and Objectives of Milestone:

Delivery of the final iOS version. Approved by licensor and ready for submission to Apple for compliance testing.

What is Demonstrable?

•	The full app experience is testable on iOS hardware.
•	The full app experience is testable on Android and Amazon [Kindle Fire, not “black and white” e-reader] hardware.

What is Behind the Scenes?

•	Proposed final product is submitted to licensor for review and approval. Feedback will be integrated prior to submission of product to hardware platform manufacturers, such as Apple, Google, and Amazon.
•	Working on the next book!

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DEVELOPMENT AND PUBLISHING AGREEMENT

Development Schedule BOOK THREE:

Milestone Zero: Kickoff	10/15/2015
Milestone One: Wireframe	11/12/2015
Milestone Two: Production Milestone (Alpha)	12/17/2015
Milestone Three: Production Milestone (Beta)	1/21/2016
Milestone Four: Submission for Final Approval to digital marketplace*	2/4/2016
iOS Store Date: FEBRUARY 18, 2016
Android / Amazon Store Date: MARCH 17th

* Requires submission to appropriate first party hardware manufacturer for approval.

Payment Schedule

Milestone Zero: Kickoff	$XXX
Milestone One: Wireframe	$XXX
Milestone Two: Production Milestone (Alpha)	$XXX
Milestone Three: Production Milestone (Beta)	$XXX
Milestone Four: Submission for Final Approval to digital marketplace*	$XXX

Total:	$XXX

* Requires submission to appropriate first party hardware manufacturer for approval.

Milestone Deliverables (BOOK 3: Targeting 1st Quarter 2016)

Milestone Zero: Kickoff	10/15/2015

Goals and Objectives of Milestone?

The Product Design Agreement is signed between Developer and Publisher.

What is Demonstrable?

•	The Product Design Agreement is signed between Developer and Publisher.

What is Behind the Scenes?

•	The initial draft of the Wireframe is under construction.
•	Script writing begins.
•	Animation planning begins.

Milestone One: Wireframe	11/12/2015

Goals and Objectives of Milestone?

Developer will deliver the book wireframe to Publisher for initial review and critique. Feedback will be provided by the Publisher, which will be discussed with Developer and integrated into the playable version associated with the next milestone, Milestone Two.

What is Demonstrable?

•	Power Point Presentation Detailing each page of the John Deere Book including the layout, planned animations and interactive items, any voice or narration, as well as menu flow and auxiliary items including but not limited to cross-sell space reserved for other products.
•	Word Document including the full script for the John Deere Book.

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND PUBLISHING AGREEMENT

What is Behind the Scenes?

•	Preparation of the project repository.
•	Setup of the GLI book framework for this project.
•	Wireframe is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.

Milestone Two: Production Milestone (Alpha)	12/17/2015

Goals and Objectives of Milestone:

A playable version of the book will be delivered via iTunes Testflight software for download on iPhone, iPod Touch or iPad. This playable version will include all pages of the storybook including planned animations, placeholder VO, placeholder narration, menus, cross-sell images. String table is locked for localization.

What is Demonstrable?

•	All book pages including animations.
•	All menu systems.
•	Placeholder Narration and Voice.
•	String table is delivered to Publisher for localization.

What is Behind the Scenes?

•	GLI will continue to work on any backlog feedback items.
•	Facilitation of the VO and Narrator recordings.
•	Bug fixing and optimization.
•	Preparation of marketing materials (trailer, previews, screenshots, icons etc).
•	Alpha is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.
•	Delivery of a draft version to Apple for review.

Milestone Three: Production Milestone (Beta)	1/21/2016

Goals and Objectives of Milestone:

The Product is fully complete and all content is final and locked. The Product shall be fully playable and the game is in final testing and bug fixing. Gameplay tuning is final. All art, sound, music and design assets are final and nothing is missing. The Product shall be a candidate for submission to Platform manufacturer(s) for final approval (Gold Master) and shall be compliant with all such manufacturer(s) requirements.

What is Demonstrable?

•	Draft versions of marketing materials (trailer, previews, screenshots, icons etc). The full app experience will be testable on iOS hardware.

What is Behind the Scenes?

•	Progress toward Android testing for Google Play and Amazon.
•	Any remaining bug fixing or feedback.
•	Finalization of marketing materials (trailer, previews, screenshots, icons etc).

Milestone Four: Production Milestone (Submission for Final Approval)	2/4/2016

Goals and Objectives of Milestone:

Delivery of the final iOS version. Approved by licensor and ready for submission to Apple for compliance testing.

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND PUBLISHING AGREEMENT

What is Demonstrable?

•	The full app experience is testable on iOS hardware.
•	The full app experience is testable on Android and Amazon [Kindle Fire, not “black and white” e-reader] hardware.

What is Behind the Scenes?

•	Proposed final product is submitted to licensor for review and approval. Feedback will be integrated prior to submission of product to hardware platform manufacturers, such as Apple, Google, and Amazon.
•	Working on the next book!

Development Schedule BOOK FOUR:

Milestone Zero: Kickoff	1/21/2016
Milestone One: Wireframe	2/18/2016
Milestone Two: Production Milestone (Alpha)	3/24/2016
Milestone Three: Production Milestone (Beta)	4/14/2016
Milestone Four: Submission for Final Approval to digital marketplace*	4/28/2016
iOS Store Date: MAY 12, 2016
Android / Amazon Store Date: JUNE 9th

* Requires submission to appropriate first party hardware manufacturer for approval.

Payment Schedule

Milestone Zero: Kickoff	$XXX
Milestone One: Wireframe	$XXX
Milestone Two: Production Milestone (Alpha)	$XXX
Milestone Three: Production Milestone (Beta)	$XXX
Milestone Four: Submission for Final Approval to digital marketplace*	$XXX

Total:	$XXX

* Requires submission to appropriate first party hardware manufacturer for approval.

Milestone Deliverables (BOOK 4: Targeting 2nd Quarter 2016)

Milestone Zero: Kickoff	1/21/2016

Goals and Objectives of Milestone?

The Product Design Agreement is signed between Developer and Publisher.

What is Demonstrable?

•	The Product Design Agreement is signed between Developer and Publisher.

What is Behind the Scenes?

•	The initial draft of the Wireframe is under construction.
•	Script writing begins.
•	Animation planning begins.

Milestone One: Wireframe	2/18/2016

Goals and Objectives of Milestone?

Developer will deliver the book wireframe to Publisher for initial review and critique. Feedback will be provided by the Publisher, which will be discussed with Developer and integrated into the playable version associated with the next milestone, Milestone Two.

What is Demonstrable?

•	Power Point Presentation Detailing each page of the John Deere Book including the layout, planned animations and interactive items, any voice or narration, as well as menu flow and auxiliary items including but not limited to cross-sell space reserved for other products.
•	Word Document including the full script for the John Deere Book.

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND PUBLISHING AGREEMENT

What is Behind the Scenes?

•	Preparation of the project repository.
•	Setup of the GLI book framework for this project.
•	Wireframe is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.

Milestone Two: Production Milestone (Alpha)	3/24/2016

Goals and Objectives of Milestone:

A playable version of the book will be delivered via iTunes Testflight software for download on iPhone, iPod Touch or iPad. This playable version will include all pages of the storybook including planned animations, placeholder VO, placeholder narration, menus, cross-sell images. String table is locked for localization.

What is Demonstrable?

•	All book pages including animations.
•	All menu systems.
•	Placeholder Narration and Voice.
•	String table is delivered to Publisher for localization.

What is Behind the Scenes?

•	GLI will continue to work on any backlog feedback items.
•	Facilitation of the VO and Narrator recordings.
•	Bug fixing and optimization.
•	Preparation of marketing materials (trailer, previews, screenshots, icons etc).
•	Alpha is submitted to licensor for review and approval. Feedback will be integrated into the next milestone.
•	Delivery of a draft version to Apple for review.

Milestone Three: Production Milestone (Beta)	4/14/2016

Goals and Objectives of Milestone:

The Product is fully complete and all content is final and locked. The Product shall be fully playable and the game is in final testing and bug fixing. Gameplay tuning is final. All art, sound, music and design assets are final and nothing is missing. The Product shall be a candidate for submission to Platform manufacturer(s) for final approval (Gold Master) and shall be compliant with all such manufacturer(s) requirements.

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND PUBLISHING AGREEMENT

What is Demonstrable?

•	Draft versions of marketing materials (trailer, previews, screenshots, icons etc). The full app experience will be testable on iOS hardware.

What is Behind the Scenes?

•	Progress toward Android testing for Google Play and Amazon.
•	Any remaining bug fixing or feedback.
•	Finalization of marketing materials (trailer, previews, screenshots, icons etc).

Milestone Four: Production Milestone (Submission for Final Approval)	4/28/2016

Goals and Objectives of Milestone:

Delivery of the final iOS version. Approved by licensor and ready for submission to Apple for compliance testing.

What is Demonstrable?

•	The full app experience is testable on iOS hardware.
•	The full app experience is testable on Android and Amazon [Kindle Fire, not “black and white” e-reader] hardware.

What is Behind the Scenes?

•	Proposed final product is submitted to licensor for review and approval. Feedback will be integrated prior to submission of product to hardware platform manufacturers, such as Apple, Google, and Amazon.

Working on the next book!

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